Exhibit 10.1.5.3

Amendment No. 2

To

THE CONSOLIDATED EDISON, INC.

STOCK PURCHASE PLAN

Effective April 1, 2004

CONSOLIDATED EDISON, INC.

Pursuant to the resolution adopted by the Board of Directors of Consolidated Edison, Inc., at a meeting duly held on January 15, 2004, the undersigned hereby approves the amendments set forth below to the Consolidated Edison, Inc., Stock Purchase Plan effective April 1, 2004:

1.                                       Article 1.  Definitions, is amended as follows:

Paragraph (a) is amended by changing “Article 11” in line 3 to read “Article 12.”

Paragraph (1) is amended, by changing “3(a), 3(b), 5(a), 5(b) and 5(d)” in line 2 to read “4(a), 4(b), 6(a), 6(b) and 6(d)” and by changing “3(c)” in line 4 to read “4(c).”

Subparagraph (a) of paragraph (r) is amended by renaming it “(i)” and by changing “Article 5” in line 4 to read “Article 6.”

Subparagraph (b) of paragraph (r) is amended by renaming it “(ii)” and by changing “Article 5” in line 9 to read “Article 6.”

A new paragraph (s) is added to read as follows:

“Shareholders’ Approval Date” means the date of the Company’s 2004 Annual Meeting of Shareholders at which a majority of the Shares voting on the Plan approve it.

2.                                       Articles 2 through 11 are renumbered Articles 3 through 12.  A new Article 2 is added to read as follows:

Article 2.  Shares Subject to Plan and Duration.

The Plan terminates on the tenth anniversary of the Shareholders’ Approval Date, unless sooner terminated by the Board of Directors.  The Employee’s rights upon termination shall be as set forth in Article 11 (a).

3.                                       Article 3.  Maximum Employee Investment is amended as follows:

Paragraph (a) is amended by changing “Article 6(e)” in line 1 to read “Article 7(e),” by adding the words: “, other than an Employee who is a member of the Board of Directors, Board of Trustees or board of directors of a Participating Employer and who is not otherwise an Employee,” after “Employee” in line 2; by deleting the words

“and provided further than an Employee who is a member of the Board of Directors or Board of Trustees or board of directors of a Participating Employer and who is not otherwise an Employee may invest up to $1,000 in each Purchase Period;” in lines 6-9 and by changing “Article 3(c)” to read “Article 4(c)” in line 10.

Paragraph (b) is amended by changing “Article 2” to read “Article 3” in line 2 and line 11 and by changing “Article 6(e)” to read “Article 7(e)” in line 14.

4.                                       Article 4.  Means of Payment of Employee Contributions is amended as follows:

Line 1 is amended by changing “Article 2” to read “Article 3.”

Paragraph (a) is amended by inserting after “Employee” in line 3  “, other than an Employee who is a member of the Board of Directors, Board of Trustees or board of directors of a Participating Employer and who is not otherwise an Employee;”, by changing “Articles 2(b), 6(e) or 7(b)” in line 13 to read “Articles 3(b), 7(e) or 8(b)” and by changing “Article 5(c)” in line 30 to read “Article 6(c).”

Paragraph (b) is amended by adding after the words “The aggregate amount so delivered by an Employee” in the last sentence the words “, except for an Employee who is a member of the Board of Directors, Board of Trustees or board of directors of a Participating Employer who is not otherwise an Employee;”.

Paragraph (d) is amended by changing “Articles 3(a), (b) and (c)” in line 2 to read “Articles 4(a), (b) and (c);” by adding a comma and deleting “or” after “Company” in line 3.

5.                                       Article 5.  Employer Contributions is amended as follows:

“(a)” is added at the beginning of the first paragraph and “(b)” is added at the beginning of the second paragraph.

6.                                       Article 6.  Purchase of Shares is amended as follows:

Paragraph (b) is amended by changing “Article 5(c)” in line 5 to read “Article 6(c).”

Paragraph (c) is amended by adding “(i)” before the subparagraph that begins with the words “If the Shares are newly issued” and adding “(ii)” before the subparagraph that begins with the words “If the Shares are purchased other than for the Company.”

Paragraph (d) is amended by changing “Article 5(a) and (b)” to read “Article 6(a) and (b)” in line 1 and line 4, by adding “or CEI” after the words “return any Investment Funds held by the Agent” in line 2, by changing “Article 3” to read “Article 4,” in line 8 and by changing “Article 4” to read “Article 5” in line 9.

Paragraph (e) is amended by changing “Article 5(a), 5(b) and 5(c)” in line 6 to read “Articles 6(a), (b) and (c).”

7.                                       Article 7.  Custody of Shares: Distribution from Accounts is amended as follows:

Paragraph (a) is amended by changing “Article 5(b)” in line 9 to read “Article 6(b)” and changing “Article 6(b)” in line 12 to read “Article 7(b).”

Paragraph (d) is amended by changing “Article 6” in line 1 to read “Article 7”.

Paragraph (e) is amended by changing “Article 11(c)” in line 1 to read “Article 12(c)” and by changing “Article 6(b)” in line 3 and line 9 to read “Article 7(b).”

Subparagraph (i) of paragraph (e) is amended by changing “Article 3(a)” in line 2 to read “Article 4(a),”changing “Article 3(c)” in line 3 to read “Article 4(c),” changing “Article 5(d)” in line 5 to read “Article 6(d),” and by changing “Article 3(b)” in line 6 to read “Article 4(b).”

Subparagraph (ii) of paragraph (e) is amended by changing “Article 6(b), 7(a) or 11(c)” in line 2 to read “Articles 7(b), 8(a) or (12(c).”

Subparagraph (iii) of paragraph (e) is amended by changing “Article 6(a)” in line 2 to read “Article 7(a),” by changing “Article 6(b)” in line 4 to read “Article 7(b),” and by changing “Article 6(e)” in line 9 to read “Article 7(e).”

8.                                       Article 8.  Termination of Status as Employees; Leave of Absence is amended as follow:

Paragraph (a) is amended by changing “Article 6(b)” in line 6 to read “Article 7(b),” and by changing “Article 5(d)” in line 16 to read “Article 6(d).”

Paragraph (b) is amended by changing “Article 6(e)” in line 5 to read “Article 7(e).”

9.                                       Article 9.  Stock Dividends and Stock Splits; Rights Offerings; Other Non-Cash in Distribution is amended as follows:

Paragraph (b) is amended by changing “Article 8(b)” in line 4 to read “Article 9(b).”

Paragraph (c) is amended by changing “Articles 8(a) or 8(b)” in line 2 to read “Articles 9(a) or (b).”

10.                                 Article 11.  Termination and Modification; Responsibility of Company and Plan Director is amended as follows:

Paragraph (a) is amended by changing “Article 7(a)” in line 13 to read “Article 8(a).”

11.                                 Article 12.  Administration, Operation and General Provisions is amended as follows:

Paragraph (c) is amended by changing “Article 4” in line 6 to read “Article 5” and changing “Article 3(a)” in line 7 to read “Article 4(a).”

Subparagraph (i) of paragraph (d) is amended by changing “Article 6(b)” in line 8 to read “Article 7(b).”

12.                                 APPENDIX A – EMPLOYEE CONTRIBUTIONS is amended as follows:

Paragraph (b) is amended by changing “Article 3(a)” in line 3 to read “Article 4(a).”

Paragraph (c) is amended by changing “Article 3(b)” in line 2 to read “Article 4(b).”

Paragraph (d) is amended by changing “Article 3(c)” in line 6 to read “Article 4(c).”

Paragraph (e) is amended by changing “Article 5” in line 4 to read “Article 6.”

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2004.

/s/
Claude Trahan
Vice President - Human Resources
Consolidated Edison Company of New York, Inc.